Exhibit 31.2

Certification of Principal Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

and Securities and Exchange Commission Release 34-46427

I, Yidan Chen, certify that:

(1)            I have reviewed this Form 10-K/A of Elite Express Holding Inc.;

(2)            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 17, 2026	/s/ Yidan Chen
Yidan Chen
Interim Chief Financial Officer (Principal Financial Officer)